Pharmacopeia

Discovering excellence, driving clinical success

Adams Harkness

Trends in Inflammatory Disease

December 14, 2005

This presentation, and oral statements made with respect to information contained in this presentation, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include those which express plan, anticipation, intent, contingency or future development and/or otherwise are not statements of historical fact. These statements are based upon management's current expectations and are subject to risks and uncertainties, known and unknown, which could cause actual results and developments to differ materially from those expressed or implied in such statements. These forward-looking statements include, but are not limited to, statements about the successful implementation of Pharmacopeia's strategic plans, Pharmacopeia's intentions regarding the establishment and continuation of drug discovery collaborations with leading pharmaceutical and biotechnology organizations, in particular, the continuation and funding level of such continuation of Pharmacopeia's existing collaborations with Schering-Plough and N.V. Organon, Pharmacopeia's ability to build its pipeline of novel drug candidates, through its own internally-funded drug discovery programs, third party collaborations and in-licensing, Pharmacopeia's ability to raise additional capital, Pharmacopeia's anticipated operating results, financial condition, liquidity and capital resources, Pharmacopeia's expectations concerning the development priorities of its collaborators and their ability to successfully develop compounds, Pharmacopeia's expectations concerning the legal protections afforded by U.S. and international patent law, additional competition, changes in economic conditions, and other risks described in documents Pharmacopeia has filed with the Securities and Exchange Commission, including its Report on Form 10-Q filed on November 4, 2005, its Report on Form 10-K filed on March 23, 2005 and subsequent filings under the Securities and Exchange Act of 1934. All forward-looking statements in this presentation and oral statements made with respect to information contained in this presentation are qualified entirely by the cautionary statements included in this presentation and such filings. These risks and uncertainties could cause actual results to differ materially from results expressed or implied by such forward-looking statements. These forward-looking statements speak only as of the date of this presentation. Pharmacopeia disclaims any undertaking to publicly update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Pharmacopeia Value Drivers

Pharmacopeia

- Robust, growing internal pipeline
  - Including 4 advanced, preclinical programs
- Therapeutic focus in immunological diseases
  - Large and growing target markets
- Competitive advantage
  - Unique drug discovery capabilities
- Proven track record of success
  - 10 drug programs with 7 pharmaceutical collaborators
- Diversified portfolio of significant royalty interests
- Experienced Management Team

Valuable Immunology Assets

Pharmacopeia

- Therapeutic portfolio in immunological diseases
- Two (2) wholly-owned programs nearing preclinical development
- Three (3) partnered compounds in the clinic and three (3) in preclinical development
- Strong team with proven track record in immunobiology

Therapeutic Focus in Immunological Diseases

Pharmacopeia



Rheumatoid Arthritis
Multiple Sclerosis
Psoriasis
Immunobiology Disease Processes
Inflammatory Bowel Disease
Ulcerative Colitis
Asthma

- Therapeutic focus based on:
  - Recent elucidation of relevant targets and pathways, e.g., Enbrel, Avonex
  - Single target modulates multiple diseases, e.g., JAK3 for RA, Psoriasis, IBD
  - Significant medical need in large and niche indications

Large Market Opportunities

Pharmacopeia



Market Size for Selected Inflammation Therapeutics
US Market Only
2003 Revenues
$Billions
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
$7.4 B
$5.6 B
$4.8 B
$4.5 B
Asthma
Rheumatoid Arthritis
Psoriasis
Inflammatory Bowel Diseases

Source: Defined Health, 2004

Pharmacopeia Immunology Portfolio

Pharmacopeia

	Program	Lead Generation	Preclinical		Clinical Phase			Marketing Rights
			Optimization	Development	I	II	III	
PS608504	Transplantation JAK-3 inhibitor							Pharmacopeia
PS375179	Rheumatoid/MS CCR-1 antag							Pharmacopeia
PS891169	Inflammation iNOS							Berlex
PS873266	Inflammation Kinase							Celgene
PS386113	Inflammation							Schering-Plough
PS540446	Rheumatoid Arthritis p38							Bristol-Myers Squibb
PS460644	Asthma/Allergy VLA-4							Daiichi
PS291822	Inflammation							Schering-Plough

Strong pipeline of drug candidates

Pharmacopeia Immunology Portfolio

Pharmacopeia

	Program	Lead Generation	Preclinical		Clinical Phase			Marketing Rights
			Optimization	Development	I	II	III	
PS608504	Transplantation JAK-3 inhibitor							Pharmacopeia
PS375179	Rheumatoid/MS CCR-1 antag							Pharmacopeia
PS891169	Inflammation iNOS							Berlex
PS873266	Inflammation Kinase							Celgene
PS386113	Inflammation							Schering-Plough
PS540446	Rheumatoid Arthritis p38							Bristol-Myers Squibb
PS460644	Asthma/Allergy VLA-4							Daiichi
PS291822	Inflammation							Schering-Plough

Candidates advancing towards development

Pharmacopeia Immunology Portfolio

Pharmacopeia

	Program	Lead Generation	Preclinical		Clinical Phase			Marketing Rights
			Optimization	Development	I	II	III	
PS608504	Transplantation JAK-3 inhibitor							Pharmacopeia
PS375179	Rheumatoid/MS CCR-1 antag							Pharmacopeia
PS891169	Inflammation iNOS							Berlex
PS873266	Inflammation Kinase							Celgene
PS386113	Inflammation							Schering-Plough
PS540446	Rheumatoid Arthritis p38							Bristol-Myers Squibb
PS460644	Asthma/Allergy VLA-4							Daiichi
PS291822	Inflammation							Schering-Plough

Candidates advancing towards IND

Pharmacopeia Immunology Portfolio

Pharmacopeia

	Program	Lead Generation	Preclinical		Clinical Phase			Marketing Rights
			Optimization	Development	I	II	III	
PS608504	Transplantation JAK-3 inhibitor							Pharmacopeia
PS375179	Rheumatoid/MS CCR-1 antag							Pharmacopeia
PS891169	Inflammation iNOS							Berlex
PS873266	Inflammation Kinase							Celgene
PS386113	Inflammation							Schering-Plough
PS540446	Rheumatoid Arthritis p38							Bristol-Myers Squibb
PS460644	Asthma/Allergy VLA-4							Daiichi
PS291822	Inflammation							Schering-Plough

Candidates advancing towards clinical Phase II

p38 Kinase Inhibitors for Rheumatoid Arthritis

p38 Rationale as Anti-inflammatory

Mechanism of Action


p38
MK2
TNFα
IL-1

RA – anti-TNFα	RA – anti IL-1
Enbrel Remicade Humira	Kineret

PS 540466 in Phase I clinicals

Expected to block the inflammatory effects of TNFα, IL-1β, IL-6

p38 Kinase Inhibitors – anti-inflammatory

Pharmacopeia

Program Summary – Potentially best in class

- Partnered with Bristol-Myers Squibb
- Inflammatory diseases including RA
  - target population of 2.1 million patients, $5.6B in US
- Potent, selective drug candidate with good oral bioavailability and therapeutic index
- BMS conducting extensive Phase I program

p38 Kinase Inhibitors – anti-inflammatory

Pharmacopeia

Potential To Be Best In Class

Mechanism of Action	**Reversible inhibitor of enzyme** (BIRB-796)
CNS Toxicity	**No CNS penetration measured** (VX-745)
Liver Toxicity	**Superior CYP-450 profile** (SCIO-469)
Specificity for p38	**Superior kinase specificity** (VX-702)
Efficacy	**Active at very low doses**
Adverse Reactions	**High level of safety**

Wholly-Owned Pharmacopeia Programs

Pharmacopeia

- **Immunology Programs**
  - **CCR-1 antagonists – rheumatoid arthritis**
  - **JAK3 inhibitors – transplant, MS, asthma, psoriasis**

- Other internal programs
  - αvβ3 / αvβ5 blockers – antiangiogenics for cancer
  - Adenosine A_{2A} antagonists – anti-neurodegenerative

CCR-1 Antagonists for Rheumatoid Arthritis

CCR1 Receptor Antagonist

Pharmacopeia

- Genetic – CCR1 KO Mouse Phenotype
  - Reduced incidence of RA and MS in animal models
  - Prolongation of allograft survival
  - Reduced lung impairment in models of pulmonary inflammation

- Potential Clinical Indications
  - MS
  - RA
  - Diabetes
  - Endometriosis
  - Transplant
  - Multiple myeloma

CCR1 Competitive Analysis

Pharmacopeia

	Company	Indications	Status	Comments
BX-471	Berlex	MS Endo-metriosis	Discontinued: Phase II On-going	No reduction in new inflammatory lesions in MS (MRI)
CP 481,715	Pfizer	RA	Discontinued: Phase II	Inadequate efficacy after 6 week RA trial
MLN-3897	Millennium/ Sanofi-Aventis	RA	Phase I	Ongoing
CCX634	Chemocentryx/ Forest	RA	Preclinical development	Ongoing

CCR-1 Competitive Advantage

Pharmacopeia

- Potent receptor binding and whole cell activity
- Excellent metabolic profiles
- Superior pharmacokinetic profile to clinical candidates
- Relatively potent at rodent receptor

JAK3 Inhibitors for Solid Organ Transplant

JAK3 Rationale

Pharmacopeia

- Restricted and regulated expression vs other JAKs
- Expression may be limited to cells of the immune system
  - offering immunosuppression where it is needed
- Other targets of immunosuppression distributed widely
  - At least partly responsible side-effects, e.g., nephrotox, hyperlipidemia
- XSCID (X-linked severe-combined immunodeficiency syndrome) patients
- JAK3 inhibitor prolongs allograft survival in non-human primates (*Transplantation* 2005; 79: 791-801)

Transplant Rejection Targets

Pharmacopeia



HIGH
Calcineurin
JAK3
mTOR
Salvage & De Novo Purine Synthesis
IMPDH
Importance of the target for rejection (Efficacy)
Glucocorticoid Receptor
IL-2R
LOW
Functional selectivity of the target for immune cells causing rejection (Safety)
HIGH

R. Morris

Potential to be highly efficacious with superior safety profile

Potential JAK3 Therapeutic Indications

Pharmacopeia

- Solid organ transplantation
- Psoriasis
- Multiple sclerosis
- Rheumatoid arthritis
- Irritable bowel syndrome
- Asthma
- Lupus

Worldwide Transplant Market ($MM)

Pharmacopeia



Worldwide Transplant Market
($MM)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
($MM)
Genzyme
Wyeth
Novartis
Fujisawa
Roche
Generics
$3,944
$170
$1,069
$996
$1,158
$508
$4,418
$145
$222
$1,074
$1,065
$1,343
$569
$4,807
$180
$272
$1,047
$1,198
$1,491
$619
$5,237
$210
$326
$1,086
$1,320
$1,621
$674
$5,720
$240
$385
$1,231
$1,426
$1,701
$737
$6,105
$280
$462
$1,403
$1,421
$1,752
$786
2003A
2004e
2005e
2006e
2007e
2008e

JAK3 Inhibitors – Immunosuppressants

Pharmacopeia

Program Summary – high value proprietary

- Pharmacopeia wholly-owned
- JAK3 is validated preclinically - involved in T-cell growth and differentiation
- Therapeutic potential in transplant rejection, psoriasis, MS, asthma, RA
- Candidate in pre-clinical development in next 12 months

Discovery Status

- Potent, selective enzyme inhibitors
- Block T-cell activation
- Oral activity *in vivo* in pre-clinical immunosuppression models
- Excellent JAK3 selectivity

JAK3 Inhibitor Potency *In Vitro*

Pharmacopeia



JAK3 Kinase Assay
% Control
100
80
60
40
20
0
-11
-10
-9
-8
-7
-6
Concentration, log[M]
CP 690550
PS 055406
JAK3-Mediated Cellular Assay
% Control
100
80
60
40
20
0
-10
-9
-8
-7
-6
-5
Concentration, log[M]
CP 690550
PS 055406

Highly potent in enzyme and cellular assays

Pharmacokinetic Properties in Mice

Pharmacopeia



PS 55406
Plasma conc. (ng/ml)
4000
3500
3000
2500
2000
1500
1000
500
0
0
1
2
3
4
5
6
Time (h)
po
iv

PS 055406
F = 100%

Full oral bioavailability

Kinase Selectivity Profiling

Pharmacopeia


JAKs
TK
TKL
STE
GYC
CMGC
CK1
AGC
CAMK

Potent JAK3 Inhibitors in IL-2 mouse model

Pharmacopeia

0 Hr	+ 1 Hr	+ 4 Hr
Dose with JAK3 inhibitors, p.o.	Inject rhIL-2 and capture antibody, i.p.	Terminal blood collection via cardiac puncture





Serum IFN-γ (pg/ml)
1400
1200
1000
800
600
400
200
0
Unstimulated
IL-2
PS020613 @ 10
PS055406 @ 10
PS078507 @ 10
CP690550 @ 10
CP690550 @ 30

Orally active blockers of T-cell activation

JAK3 Kinase Inhibitors - Competition

Pharmacopeia

Clinical

- Pfizer
  - Psoriasis
  - Transplant

Pre-clinical

- Pharmacopeia
- Cytopeia
- Novartis
- Aventis
- Astra Zeneca
- Fujisawa
- Roche
- J&J

Near Term Milestones

Pharmacopeia

- 12-month
  - Advance one or more internal programs into pre-clinical development
  - Have one or more partnered programs in Phase II clinical development
  - Establish strategic alliance with Pharma
  - Add core clinical development capability
- 24-month
  - File IND for internal program

Pharmacopeia

Pharmacopeia

Discovering excellence, driving clinical success

Adams Harkness

Trends in Inflammatory Disease

December 14, 2005